Supplement dated November 25, 2024, to the Prospectus and Updating Summary Prospectus for the Equity Advantage VUL Flexible Premium Variable Life Insurance Policies Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company dated April 29, 2024 (the “Prospectus”).

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the policies online at dfinview.com/metlife/tahd/MET000252. You can also obtain this information at no cost by calling 800-638-5000, or by sending an email request to RCG@metlife.com.

The proposed substitutions of shares we notified you of on October 8, 2024, has been completed. As of the close of the New York Stock Exchange on November 22, 2024 (the “Substitution Date”), Metropolitan Life Insurance Company (“MetLife”) as depositor and sponsor of Metropolitan Life Separate Account UL (the “Separate Account”) for the Equity Advantage VUL redeemed shares in the following underlying investment options in which the Divisions invest (“Substituted Funds”) for shares of the MetLife Multi-Index Targeted Risk Portfolio – Class B Division (“Replacement Fund”):

Substituted Funds	Replacement Fund
AB Global Dynamic Allocation Portfolio – Class B	MetLife Multi-Index Targeted Risk Portfolio – Class B
BlackRock Global Tactical Strategies Portfolio – Class B
Brighthouse Balanced Plus Portfolio – Class B
Invesco Balanced-Risk Allocation Portfolio – Class B
PanAgora Global Diversified Risk Portfolio – Class B
Schroders Global Multi-Asset Portfolio – Class B

On the Substitution Date, MetLife carried out the substitutions by redeeming shares of the Substituted Funds held in the Separate Account and purchasing shares of the Replacement Fund. The substitutions resulted in the transfer of any Account Value you had allocated to Divisions investing in the Substituted Funds to the Division investing in the Replacement Fund. Your account value immediately after the substitution transaction is the same as immediately before the substitution transaction. However, the number of units you received in the Division that invests in the Replacement Fund was different from the number of units you owned in the Divisions that invested in the Substituted Funds due to the difference in unit values. The substitution transactions were not treated as a transfer for the purposes of transfer limitations. There were no tax consequences as a result of the substitution transactions.

As of the Substitution Date, all references in the Prospectus to the Divisions that invest in the Substituted Funds and the Substituted Funds are replaced with references to the Division that invests in the Replacement Fund and the Replacement Fund, as applicable.

Effective immediately following the Substitution Date, the Divisions that invested in the Substituted Funds are no longer available as investment options in the policy. Additionally, from the Substitution Date through 30 days after the Substitution Date, policy owners may reallocate amounts that were substituted into the Division that invests in the Replacement Fund to any other Division without the transfer being treated as a transfer for purposes of transfer limitations and fees that would otherwise be applicable under the terms of the policy. Any Premium payment, allocation election, transfer or withdrawal allocation or other transaction involving the Divisions that invested in the Substituted Funds will be redirected to the Division that invests in the Replacement Fund and will become your allocation instructions until you tell us otherwise. Frequent trading and any limitations imposed by riders will continue to apply.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. AS WITH THE SUBSTITUTED FUNDS, THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES.

Changes to Administrative Programs and allocation instructions: On and after the Substitution Date, certain administrative programs are impacted, including:

1.

Enhanced Dollar Cost Averaging Programs (EDCA): If you are enrolled in a EDCA program that included one or more Division(s) investing in one or more Substituted Fund(s) and you did not provide new allocation instructions prior to the Substitution Date, your enrollment was automatically updated to replace the Division(s) investing in the Substituted Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.

2.

Optional Automated Investment Strategies: If you are enrolled in an automated investment strategy that included one or more Division(s) investing in one or more Substituted Fund(s) and you did not provide new allocation instructions prior to the Substitution Date your automated investment strategy was automatically updated to replace the Division(s) investing in a Substituted Fund(s) with the Division investing in the corresponding Replacement Fund on the Substitution Date.

3.

Premium Payment, Account Value and Transfer Allocation Instructions: If you have allocation instructions on file that included one or more Division(s) investing in one or more Substituted Fund(s) and you did not provide new allocation instructions prior to the Substitution Date, your allocation instructions were automatically updated to replace the Division(s) investing in the Substituted Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.

You may provide us with updated instructions in accordance with the terms of each program as outlined in your prospectus.

Changes to Appendix A:

The chart in Appendix A is amended to delete all references to the Substituted Funds as of the Substitution Date.